Pursuant to Rule 497 (e)
Registration No. 33-10436

1411 Broadway
New York, NY 10018
(212) 830-5345
(800) 433-1918 (Toll Free)

CALIFORNIA DAILY TAX FREE INCOME FUND, INC.
NEW YORK DAILY TAX FREE INCOME FUND, INC.

(collectively, the “Funds,” and individually, a “Fund”)

SUPPLEMENT DATED JULY 9, 2012
TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION FOR EACH
OF THE ABOVE NAMED FUNDS
This supplements certain information contained in the Statement of Additional Information for each Fund and should be read in conjunction with the Statement of Additional Information for each Fund.

Effective July 2, 2012, subsequent to the promotion of Mr. Thomas Nelson to Chief Investment Officer of Reich & Tang Asset Management, LLC, the Manager of the Funds, the Board of Directors of each of the Funds has approved the appointment of Mr. Nelson as Vice President of the Funds.  Mr. Duff will continue to serve as a Director of the Funds.

Updates to information under “Management of the Fund”

The information regarding Mr. Duff in the Directors and Officers Information table is replaced as follows:

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served 1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Steven W. Duff, 1953	Director2 President and Director	Since 1994 1994 to 2007
Executive Vice President and Member of Reich & Tang Asset Management, LLC (“RTAM, LLC”), a registered investment adviser.  Mr. Duff was formerly the President and Chief Investment Officer of RTAM and has been associated with RTAM, LLC since 1994.  Mr. Duff is also Director/Trustee of two other funds in the Reich & Tang Fund Complex and serves as a Director of Reich & Tang Distributors, Inc.  Prior to December 2007 Mr. Duff was President of the Fund and President of nine funds in the Reich & Tang Fund Complex, Principal Executive Officer of Delafield Fund, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.
				Director/Trustee of seven portfolios	None

Information regarding Mr. Nelson is added to the Directors and Officers Information table as follows:

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served 1	Principal Occupation(s) During Past 5 Years
Thomas Nelson, 1965	Vice President	Since 2012
Senior Vice President and Chief Investment Officer of RTAM, LLC.  Mr. Nelson has been associated with RTAM, LLC since June 2010 and is also Vice President of two other funds in the Reich & Tang Complex.  Mr. Nelson also serves as Senior Vice President of Reich & Tang Deposit Solutions, LLC and Reich & Tang Distributors, Inc.  From December 2008 until June 2010, Mr. Nelson served as the Director of Institutional Sales at Institutional Deposits Corporation, and from January 2006 until October 2007, Mr. Nelson served as a Senior Vice President at ICAP Capital Markets.

1
Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s Articles of Incorporation, as amended, and Amended and Restated By-Laws.  Each officer will hold office for an indefinite term until the date he or she resigns or retires or until their successor is elected and qualifies.

2	Steven W. Duff may be deemedto be an interested person of the Fund, as defined in the 1940 Act, due to his affiliation with the Manager.

The fourth sentence under “Board Structure, Leadership” is replaced as follows:

“The Chairman of the Board is an Executive Vice President of the Manager and was previously the Chief Investment Officer (“CIO”) of the Manager for 18 years, and the Chief Executive Officer of the Manager (“CEO”) for 15 years.”

The eighth sentence under “Board Structure, Leadership” is replaced as follows:

“In developing its structure, the Board has considered that the Chairman of the Board, as the former CIO and CEO of the Manager, can provide valuable input based on his tenure with the Manager and experience with the types of securities in which the Fund invests.”

The forth paragraph under “Information about Each Director’s Qualification, Experience, Attributes or Skills” is replaced as follows:

“Mr. Duff is an Executive Vice President of the Manager and was previously the CEO for 15 years and the CIO for 18 years.  Mr. Duff is the Chairman of the Investment Credit Committee of the Manager and has intimate knowledge of the Manager (and the Fund), its operations, personnel and financial resources.  His position of responsibility at the Manager, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Fund.  Mr. Duff has over 18 years of experience on the boards of directors/trustees of the Reich & Tang funds and therefore understands the regulation, management and oversight of money market funds.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.